Shareholders’ (Deficit) Equity	12 Months Ended
Dec. 31, 2024
Shareholders’ (Deficit) Equity [Abstract]
Shareholders’ (DEFICIT) EQUITY

17. Shareholders’ (DEFICIT) equity

Ordinary shares

For the sake of undertaking a public offering of the Company’s ordinary shares, the Company has performed a series of re-organizing transactions resulting in 11,250,000 shares of ordinary shares issued and outstanding that have been retroactively restated to the beginning of the first period presented. The Company only has one single class of ordinary shares that are accounted for as permanent equity.

On July 14, 2023, we effected a share split at a ratio of 1-to-1.6. As a result of the share split, we now have 800,000,000 authorized ordinary shares with a par value of US$0.0000625 per ordinary share and 18,000,000 ordinary shares issued and outstanding as of the date hereof.

On April 22, 2024, the Company announced the closing of its IPO of 2,320,000 ordinary shares, US$0.0000625 par value per share at an offering price of US$4.00 per share for a total of US$9,280,000 in gross proceeds. The Company raised total net proceeds of HK$50,995,776 (US$6,565,106), which was reflected in the consolidated statements of cash flows, after deducting underwriting discounts and commissions and offering expenses. The ordinary shares of the Company began trading on the Nasdaq Stock Market in the United States on April 23, 2024 under the Symbol “NCI”.